UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2007

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Stellar Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

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Ontario, Canada	0-31198	Not Applicable
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

544 Egerton Street, London, Ontario, Canada, N5W 3Z8

(Address of Principal Executive Office) (Zip Code)

(519) 434-1540

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On March 28, 2008, Stellar Pharmaceuticals Inc. (the "Company") issued a press release announcing its fourth quarter 2007 profitability, attached herein as exhibit 99.1 is the press release and financial statements for the period ended September 30, 2007.

The information contained in this Current Report under Item 8.01, is included herein under exhibit 99.1

Item 9.01

Financial Statements and Exhibits.

(c) Exhibits.

EX-99.1

Stellar Pharmaceuticals Announces Profitability for 2007 Fourth Quarter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STELLAR PHARMACEUTICALS, INC.

By:	/s/ Peter Riehl
Peter Riehl President and Chief Executive Officer

Date:  April 1, 2008